SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2001

VIXEL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-27221	84-1176506

(Commission File No.)	(IRS Employer Identification No.)

11911 North Creek Parkway South
Bothell, Washington 98011
(425) 806-5509
(Address of principal executive offices and zip code, and telephone number including area code)

Item 5. Other Events.

     On September 18, 2001, Vixel Corporation (the “Registrant”) issued a press release announcing a stock repurchase program. A copy of the press release concerning the program is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits

Exhibit
Number	Description

99.1	Press Release, dated as of September 18, 2001, entitled “Vixel Corporation Announces Stock Repurchase Program.”

1.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VIXEL CORPORATION

Dated: September 19, 2001	By:	/s/ Kurtis L. Adams
Kurtis L. Adams Chief Financial Officer, Vice President of Finance, Treasurer and Secretary

2.

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press Release, dated as of September 18, 2001, entitled “Vixel Corporation Announces Stock Repurchase Program.”